SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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SEASONS SERIES TRUST

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SEASONS SERIES TRUST

International Equity Portfolio

Mid Cap Value Portfolio

P.O. Box 54299

Los Angeles, CA 90054-0299

SunAmerica Asset Management, LLC

Seasons Series Trust

P.O. Box 54299

Los Angeles, California 90054-0299

(800) 445-7862

December 12, 2014

Dear Contract Owner:

We are writing to notify you of certain changes to the International Equity Portfolio and the Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) of Seasons Series Trust (the “Trust”) approved by the Board of Trustees (the “Board”), including a majority of the trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on October 8, 2014.

Effective October 17, 2014, T. Rowe Price Associates, Inc. (“T. Rowe Price”) replaced Lord, Abbett & Co. LLC (“Lord Abbett”) as a subadviser to a portion of the International Equity Portfolio. PineBridge Investments, LLC (“PineBridge”) was also terminated as a subadviser to that Portfolio, and SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s adviser, assumed responsibility for the day-to-day management of PineBridge’s portion of the Portfolio.

Effective October 24, 2014, Massachusetts Financial Services Company (“MFS”) replaced Lord Abbett as a subadviser to a portion of the Mid Cap Value Portfolio.

The enclosed information statement describes the changes to the Portfolios, including, each Portfolio’s new management structure and the factors considered by the Board with respect to the approval of the new subadvisory agreements with T. Rowe Price and MFS. The fees and expenses you pay as an investor in a Portfolio will not increase as a result of the changes approved by the Board. Please read the information statement carefully. In connection with the transition from Lord Abbett to T. Rowe Price, there were certain changes to the International Equity Portfolio’s non-principal investment strategies and non-principal investment risks.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

John T. Genoy

President

Seasons Series Trust

SEASONS SERIES TRUST

International Equity Portfolio

Mid Cap Value Portfolio

P.O. Box 54299

Los Angeles, CA 90054-0299

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

This information statement is being provided to the shareholders of the International Equity Portfolio and the Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SAAMCo”) from the Securities and Exchange Commission (the “Commission”), which allows SAAMCo to hire new subadvisers and make changes to existing subadvisory agreements on behalf of Seasons Series Trust (the “Trust”) with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This information statement is being posted at www.aig.com/informationstatements on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

At a meeting held on October 8, 2014, the Board, including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved (1) an amendment to the Subadvisory Agreement (as amended, the “T. Rowe Price Subadvisory Agreement”) between SAAMCo and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to a portion of the International Equity Portfolio; (2) a new Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company (“MFS”) with respect to a portion of the Mid Cap Value Portfolio (the “MFS Subadvisory Agreement”); (3) the termination of the Subadvisory Agreement between SAAMCo and PineBridge Investments, LLC (“PineBridge”) with respect to the International Equity Portfolio; and (4) the termination of the Subadvisory Agreement between SAAMCo and Lord, Abbett & Co. LLC (“Lord Abbett”) with respect to each of the Portfolios. For ease of reference T. Rowe Price and MFS may each be referred to as a “Subadviser,” or collectively as the “Subadvisers.” The T. Rowe Price Subadvisory Agreement and the MFS Subadvisory Agreement may also be referred to individually as a “Subadvisory Agreement,” or collectively, as the “Subadvisory Agreements.”

The transition from Lord Abbett to T. Rowe Price and MFS occurred on October 17, 2014 and October 24, 2014, respectively. In addition, PineBridge was terminated effective October 17, 2014, and SAAMCo assumed responsibility for the day-to-day management of the portion of the International Equity Portfolio previously managed by PineBridge. The purpose of this information statement is to explain the changes to the Portfolios including, but not limited to, the terms of each Subadvisory Agreement, the factors considered by the Board in approving each Subadvisory Agreement, the subadvisory fees to be paid under each Subadvisory Agreement, the amount of advisory fees to be retained by SAAMCo, information about other comparable funds managed by the Subadvisers, and information concerning changes to the non-principal strategies and non-principal risks of the International Equity Portfolio.

The Trust and the Adviser

Each Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Independent Trustees. SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including T. Rowe Price and MFS, act pursuant to subadvisory agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The Portfolios do not pay fees directly to the subadvisers.

Portfolio Investment Strategies and Investment Risks

In connection with the engagement of T. Rowe Price, the International Equity Portfolio updated the description of its principal investment strategy and made certain changes to its non-principal investment strategies and risks. You received notice of these changes in a supplement to the prospectus dated on or about October 17, 2014. For your information, the updated description of the Portfolio’s principal investment strategy is included below:

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of net assets in equity securities of issuers in at least three countries other than the United States. Although the Portfolio invests primarily in issuers located in developed countries, the Portfolio may invest in companies located in developing or emerging markets. The Portfolio invests primarily in large-capitalization companies, though it may invest in companies of any market capitalization. The Portfolio may invest in foreign currency hedges and other currency transactions. The Portfolio is actively-managed by two subadvisers. To balance the risks of the Portfolio, a third portion of the Portfolio is passively-managed by the adviser who seeks to track an index or a subset of an index.

Upon the transition to T. Rowe Price, the non-principal strategies of the Portfolio were updated to include closed-end investment companies, illiquid securities and participatory notes (“p-notes”). In connection with these changes the Portfolio became subject to certain additional non-principal risks including, illiquidity risk, investment style risk, and participatory notes risk. There were no changes to the investment strategies or risks of the Mid Cap Value Portfolio in connection with the transition to MFS.

The Subadvisory Agreements

Prior to October 17, 2014, Lord Abbett served as a subadviser to a portion of the International Equity Portfolio. In addition, prior to October 24, 2014, Lord Abbett served as a subadviser to a portion of the Mid Cap Value Portfolio. SAAMCo recommended T. Rowe Price and MFS as replacement subadvisers in the ordinary course of its ongoing evaluation of the Portfolios’ respective performance and investment strategies and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record.

Each of the Subadvisory Agreements provides that (i) the Portfolios’ respective Subadvisers shall manage the assets of the applicable Portfolio, (ii) SAAMCo shall compensate each Subadviser for its services, (iii) each Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the applicable Portfolio, and (iv) each Subadviser shall comply with the applicable Portfolio’s investment policies and restrictions and with applicable law. The Subadvisory Agreements will not result in an increase or decrease in fees to shareholders or expenses to the Portfolios.

The Subadvisory Agreements also provide for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the applicable Portfolio, and (ii) the Independent Trustees. The Subadvisory Agreements terminate automatically upon their assignment and are terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the applicable Portfolio, on not more than 60 days’ nor less than 30 days prior written notice. The Subadvisory Agreements are attached for your reference as

Exhibit A and Exhibit B. The forgoing summary of the terms of the Subadvisory Agreements is qualified in its entirety by reference to the attached exhibits.

For the most recent fiscal year ended March 31, 2014, SAAMCo received advisory fees from the International Equity Portfolio in the amount of $4,781,242, or 0.92% of the Portfolio’s average daily net assets for the period (i.e., $519.0 million). During the same period, SAAMCo paid subadvisory fees in the aggregate amount of $2,087,828, or 0.40% of average daily net assets, and retained $2,693,414 of its advisory fee. If T. Rowe Price had subadvised the Portfolio for the 2014 fiscal year, SAAMCo would have paid $1,919,797 in subadvisory fees, or 0.37% of the Portfolio’s average daily net assets, and therefore would have retained more of its advisory fee. In addition, SAAMCo entered into a contractual fee waiver with the Portfolio of 0.04%, which became effective on December 1, 2014. If the contractual fee waiver had been in place for the 2014 fiscal year, SAAMCo would have waived $207,585 of advisory fees. Please note that as a multi-managed portfolio, the above calculations reflect the costs SAAMCo incurs for paying the other subadviser to the Portfolio.

For the most recent fiscal year ended March 31, 2014, SAAMCo received advisory fees from the Mid Cap Value Portfolio in the amount of $2,539,720, or 0.84% of the Portfolio’s average daily net assets for the period ($301.8 million). During the same period, SAAMCo paid subadvisory fees in the aggregate amount of $950,509, or 0.32% of average daily net assets, and retained $1,589,211 of its advisory fee. If MFS had subadvised the Portfolio for the 2014 fiscal year, SAAMCo would have paid subadvisory fees in the amount of $950,509, or 0.32% of average daily net assets, and retained $1,589,211 of its advisory fee. As a result, SAAMCo will retain the same amount of its advisory fee if the MFS Subadvisory Agreement is approved. Please note that as a multi-managed portfolio, the above calculations reflect the costs SAAMCo incurs for paying the other subadviser to the Portfolio.

Information about the Subadvisers

T. Rowe Price. T. Rowe Price is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price also serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. The following chart lists the principal executive officers and the directors of T. Rowe Price and their principal occupations. The business address of each officer and director as it relates to that person’s position with T. Rowe Price is 100 East Pratt Street, Baltimore, MD 21202. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with T. Rowe Price or its affiliates since the beginning of the International Equity Portfolio’s most recent fiscal year.

Name	Current Position
James A.C. Kennedy	Director & President
Edward C. Bernard	Director & Vice President
John R. Gilner	Chief Compliance Officer & Vice President
Kenneth V. Moreland	Chief Financial Officer & Vice President
David Oestreicher	Secretary & Vice President
Brian C. Rogers	Director, Chief Investment Officer & Vice President
William J. Stromberg	Director & Vice President

T. Rowe Price is the investment adviser for another mutual fund that has an investment objective similar to that of the International Equity Portfolio. The name of such fund, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to T. Rowe Price for its management services, are set forth below.

Fund	Net Assets as of 09/30/14 ($million)	Annual Rate of Compensation
T. Rowe Overseas Stock Fund	$9,349.5 million	0.35% (individual fee) 0.30% (group fee)*

*As of 10/31/2013

MFS. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. The following chart lists the principal executive officers and the directors of MFS and their principal occupations. The business address of each officer and director as it relates to that person’s position with MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with MFS or its affiliates since the beginning of the Mid Cap Value Portfolio’s most recent fiscal year.

Name	Current Position
Robert J. Manning	Director, Chief Executive Officer and Chairman of the Board of Directors
Michael W. Roberge	Director, President, Chief Investment Officer and Director of Global Research
Colm J. Freyne	Director of MFS; Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
Stephen C. Peacher	Director of MFS; President of Sun Life Investment Management and Chief Investment Officer of Sun Life Financial, Inc.
David A. Antonelli	Vice Chairman
Carol W. Geremia	Executive Vice President
James A. Jessee	Executive Vice President
Amrit Kanwal	Executive Vice President and Chief Financial Officer
Mark A. Leary	Executive Vice President and Chief Human Resources Officer
Mark N. Polebaum	Executive Vice President, General Counsel and Secretary
Robin A. Stelmach	Executive Vice President and Chief Operating Officer
Timothy M. Fagan	Chief Compliance Officer

MFS is the investment adviser or subadviser for other mutual funds that have an investment objective similar to that of the Mid Cap Value Portfolio. The name of each such fund, together with information concerning the fund’s assets, and the advisory fee rate or subadvisory fee rate paid (as a percentage of average net assets) to MFS for its management services, are set forth below.

Fund	Net Assets as of 09/30/14 ($million)	Annual Rate of Compensation
MFS Mid Cap Value Fund	$2,537.6	0.75% of first $1billion and 0.70% in excess of $1 billion* (advisory fee)
MFS Mid Cap Value Portfolio	$361.3	0.75% of first $1 billion and 0.70% in excess of $1 billion (advisory fee)
Sub-Advised Fund 1	$226.5	0.450% on the first $250 million, 0.425% on the next $250 million, and 0.400% thereafter (sub-advisory fee)

*Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion up to $5 billion and 0.60% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the MFS Mid Cap Value Fund’s Board of Trustees, but such agreement will continue at least until January 31, 2016.

Factors Considered by the Board of Trustees

In connection with the approval of the Subadvisory Agreements with respect to the Portfolios, the Board, including the Independent Trustees, received materials related to certain factors used in its consideration whether to approve those Subadvisory Agreements. Those factors included: (a) the nature, extent and quality of the investment subadvisory services expected to be provided by the Subadvisers; (b) the size and structure of the investment subadvisory fee and any other material payments to the Subadvisers and, in connection therewith, a review of the fees for the services to be provided; (c) the extent to which the fees would reflect economies of scale shared with the Portfolios; (d) the organizational capability and financial condition of the Subadvisers; and € the possibility that services of the type required by the Portfolios might be better obtained from other organizations.

In addition, the Board considered (a) the organization, capability and financial condition of the Subadvisers, (b) the historical relationship between the Trust and the Subadvisers; (c) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; and (d) the reasonableness of the amount of the fee to be paid to the Subadvisers.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo in connection with their consideration of approval of the Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

International Equity Portfolio. The Board also considered that the Portfolio underperformed its Lipper peer index and was below the medians of its Performance Group/Universe for the one-, three- and five-year periods. The Board concluded that the Portfolio’s performance would be addressed by the replacement of the Subadviser as described in this information statement.

Mid Cap Value Portfolio. The Board also considered that the Portfolio underperformed its Lipper peer index for the one-, three- and five-year periods. The Board also considered that performance was below the medians of the Portfolio’s Performance Group/Universe for the one-, three- and five-year periods.

The Board and the Independent Trustees determined that the changes to the Subadvisers described in this information statement would be appropriate in light of all the foregoing factors.

Ownership of Shares

As of October 31, 2014, all shares were owned directly by the separate accounts of American General Life Insurance Company and The United States Life Insurance Company in the City of New York or affiliated mutual funds. The following shareholders directly owned 5% or more of the indicated shares outstanding as of October 31, 2014:

Fund and Class	Owner	Shares	Percentage
International Equity Portfolio - Class 1	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	29,366,613	73%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	10,731,502	27%
International Equity Portfolio - Class 2	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,167,255	100%
International Equity Portfolio - Class 3	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,815,010	9%
	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,200,238	14%
	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,343,247	11%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	13,722,157	44%
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	6,682,183	22%

Mid Cap Value Portfolio - Class 1	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,908,780	52%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,498,985	46%
Mid Cap Value Portfolio - Class 2	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,660,904	100%
Mid Cap Value Portfolio - Class 3	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,174,421	20%
	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	734,098	12%
	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	580,003	10%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,297,095	38%
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,157,961	19%

To SAAMCo’s knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group beneficially owned less than 1% of the beneficial interest of the Portfolio as of October 31, 2014.

Brokerage Commissions

For the fiscal period ended March 31, 2014, the International Equity Portfolio paid $924,654 in brokerage commissions, which represented 0.18% of total assets. For the fiscal period ended March 31, 2014, the Mid Cap Value Portfolio paid $232,415 in brokerage commissions, which represented 0.08% of total assets. The Mid Cap Value Portfolio paid $6,709 to affiliated broker dealers as follows for the fiscal period ended March 31, 2014:

Goldman Sachs & Co.	Goldman Sachs International
$1,927	$4,782

Aggregate commission payments to affiliated broker dealers represented 0.00% of the Mid Cap Value Portfolio’s total assets.

Other Service Agreements

For the fiscal year ended March 31, 2014, the International Equity Portfolio and the Mid Cap Value Portfolio paid an aggregate amount of $799,278 and $445,406, respectively, in shareholder services fees to American General Life Insurance Company and The United States Life Insurance Company in the City of New York, each of which are affiliates of SAAMCo, the Portfolios’ adviser. The Portfolios do not have a principal underwriter.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of Seasons Series Trust, 2919 Allen Parkway, Houston, Texas 77019.

By Order of the Trustees,

Nori L. Gabert Secretary Seasons Series Trust

Dated:  December 12, 2014

EXHIBIT A

AMENDMENT NO. 4

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 4 TO THE SUBADVISORY AGREEMENT is dated as of October 17, 2014, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware corporation (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 1, 1999, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.         Schedule A to the Subadvisory Agreement is hereby amended to include the fee schedule to reflect the addition of the Seasons Series Trust International Equity Portfolio. Schedule A is also attached hereto.

Subadviser shall manage the International Equity Portfolio and shall be compensated as noted above.

2.	Section 4 “Other Services” of the Subadvisory Agreement is hereby amended as follows:

(a)	The existing paragraph contained in Section 4, in its entirety, is renamed Section 4(i); and

(b)	The following is added to Section 4 as item (ii):

(ii)     In rendering the services required under this Subadvisory Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Subadvisory Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Portfolio(s) within the meaning of the Act. Subadviser shall remain liable to Adviser for the performance of Sub-Adviser’s obligations hereunder, to the extent specified in Section 10(a) of the Subadvisory Agreement, and Adviser shall not be responsible for any fees that any such person may charge to Subadviser for such services.

3.       Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.         Full Force and Effect.   Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

5.         Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By: /s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President & CEO

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ DARRELL N. BRAMAN
Name: Darrell N. Braman
Title: Vice Presdent

SCHEDULE A

Effective October 17, 2014

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

International Equity Portfolio	[OMITTED]

Large Cap Value Portfolio	[OMITTED]

Mid Cap Growth Portfolio	[OMITTED]

Stock Portfolio	[OMITTED]

AMENDMENT NO. 3

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT is dated as of October 1, 2011, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 1, 1999, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.         Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the Seasons Series Trust Large Cap Value Portfolio and Stock Portfolio. Schedule A is also attached hereto.

Portfolios	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Large Cap Value Portfolio	[OMITTED]

Stock Portfolio	[OMITTED]

Subadviser shall manage the Large Cap Value Portfolio and Stock Portfolio assets and shall be compensated as noted above.

2.         Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.         Full Force and Effect.   Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.         Miscellaneous.   Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President & CEO

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ FRAN POLLACK-MATZ
Name: Fran Pollack-Matz
Title: Vice President

SCHEDULE A

Effective October 1, 2011

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Large Cap Value Portfolio	[OMITTED]

Mid Cap Growth Portfolio	[OMITTED]

Stock Portfolio	[OMITTED]

AMENDMENT NO. 2

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT is dated as of October 2, 2007, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., formerly known as SunAmerica Asset Management Corp., a Delaware corporation (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 1, 1999, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	The following provision is inserted in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2.        Counterparts.   This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.        Full Force and Effect.   Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.        Miscellaneous.   Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President & CEO

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ DARRELL N. BRAMAN
Name:	Darrell N. Braman
Title:	Vice President

AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of January 19, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	The following new paragraph shall be added to the Subadvisory Agreement:

19.         Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, self regulatory organizations, or to the extent such disclosure is necessary for employees of the Subadviser to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

2.         Counterparts.   This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.         Full Force and Effect.   Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.         Miscellaneous.   Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.	T. ROWE PRICE ASSOCIATES, INC.

By: /s/ PETER A. HARBECK Name: Peter A. Harbeck Title: President and Chief Executive Officer	By: /s/ DARRELL N. BRAMAN Name: Darrell N. Braman Title: Vice President

SUBADVISORY AGREEMENT

            This SUBADVISORY AGREEMENT is dated as of January 1, 1999, as amended, January 12, 1999, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust;

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes;

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.        Duties of the Subadviser.   The Adviser hereby appoints the Subadviser, in furtherance of its Investment Advisory and Management Agreement with the Trust, to manage the investment and reinvestment of the assets or portion of assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning the Portfolio’s investment activity which the Subadviser is required to maintain in connection therewith, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may reasonably from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information, and (b) applicable laws and regulations.

            The Subadviser agrees that, with respect to the assets or portion of assets allocated to Subadviser for each of the Portfolios set forth in Schedule A, it will operate and manage such assets at all times (1) in compliance with applicable federal and state laws governing its operations and investments as set forth below; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. The Subadviser agrees to manage the assets or portion of assets allocated to Subadviser for each of the Portfolios set forth in Schedule A, in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in Subchapter M, Chapter 1 of the Code, and in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws, provided that Adviser shall provide Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust’s prospectus and/or statement of additional information of applicable state insurance laws and regulations and applicable federal and state banking laws and regulations shall constitute “written direction” thereof. The Subadviser further represents and warrants that to the extent that any statements or omissions regarding the Subadviser made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with written information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, the Adviser represents and warrants that the Registration Statement for the Contract or shares of the Trust, or any amendment or supplement thereto, other than statements or omissions regarding the Subadviser provided in writing by the Subadviser expressly for use therein, will, when they become effective, conform in all material respects to the requirements of the 1933 Act and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            The Subadviser accepts such appointment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

2.        Portfolio Transactions.   The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets allocated to it, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider a number of relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may reasonably determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as may be mutually agreed with the Subadviser.

3.        Compensation of the Subadviser.   The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual), but in no event later than the 15th day of the following month. For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.        Other Services.   At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5.        Reports.   The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6.         Status of the Subadviser.   The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7.         Services to Other Clients.   Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated persons thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Subadviser, who may also be a director, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

8.         Certain Records.   The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

            The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, or any governmental agency or other instrumentality having regulatory authority over the Trust, and upon reasonable request and during normal business hours the Trust’s auditors, the Trust or any representative of the Trust, the Adviser.

9.        Reference to the Subadviser.   Subject to the terms of a separate Logo Licensing Agreement, neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

10.        Liability of the Subadviser.   (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless, from and against any and all liability arising out of Subadviser’s disabling conduct.

            (b)        The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser arising from the Subadviser’s disabling conduct, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

            (c)         The Subadviser shall not be liable to the Adviser, the Trust or any shareholder of the Trust for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating series and shall comply with the requirements of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio’s assets not allocated to Subadviser.

11.        Permissible Interests.   Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

12.        Term of the Agreement.   This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

            With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. In the event of such a termination, the Adviser will use its best efforts, and cause the Trust to use its best efforts, to engage another subadviser for the Portfolio as soon as possible. Notwithstanding the foregoing, the Subadviser may terminate the Agreement on 60 days’ written notice to the Adviser and the Trust, in the event of a breach of this Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

            This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

13.        Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.        Amendments.  This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

15.        Governing Law.   This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

16.        Personal Liability.   The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property” only shall be liable.

17.        Separate Series.   Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

18.        Notices.   All notices shall be in writing and deemed properly given when delivered or express delivery service by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, MD 20202
Attention: John H. Cammack,
Vice President

with a copy to:	Henry H. Hopkins, Esq.
Legal Counsel
T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, MD 20202

Adviser:	SunAmerica Asset Management Corp.
The SunAmerica Center
733 Third Avenue, Third Floor
New York, NY 10017
Attention: Robert M. Zakem
Senior Vice President and
General Counsel

with a copy to:	SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
Attention: Susan L. Harris
Senior Vice President,
General Counsel - Corporate Affairs
and Secretary

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ Peter A. Harbeck
	Name:	Peter A. Harbeck
	Title:	President

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Darrell N. Braman
	Name:	Darrell N. Braman
	Title:	Vice President

Schedule A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

Stock	[OMITTED]

Large-Cap Value	[OMITTED]

Large-Cap Composite	[OMITTED]

Mid-Cap Growth	[OMITTED]

EXHIBIT B

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of October 24, 2014 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.         Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and, subject to the last paragraph of this Section, in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations. The Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and the provisions, representations and warranties of this Section 1 of the Subadvisory Agreement shall apply only the portion of assets of a Portfolio managed by the Subadviser.

        Subject to the last paragraph of this Section, the Subadviser represents and warrants to the Adviser that each Portfolio will at all times be operated and managed in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder as applicable to the services provided by the Subadviser under this Agreement; (d) applicable state insurance laws as provided in writing by the Adviser to the Subadviser; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (the “Prospectus”) as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust applicable to the services provided by the Subadviser hereunder. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

        (b)  The Subadviser agrees:   (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

        The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

        The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

        The Adviser acknowledges that the Subadviser is not the compliance agent for any Portfolio or for the Trust or the Adviser, and does not have access to all of a Portfolio’s books and records necessary to perform certain compliance testing. To the extent the Subadviser has agreed to perform the services specified in this Section in accordance with the Trust’s Prospectus, any policies and procedures adopted by the Trust’s Board of Trustees applicable to the Portfolios, and applicable law (including Sub-chapters L and M of the Code, the Act and the Advisers Act, the Subadviser shall perform such services based upon its books and records with respect to a Portfolio, which comprise a portion of a Portfolio’s books and records, and upon information and written instructions received from the Adviser or the Trust’s administrator.

2.         Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b)        Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio’s transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

(1)	All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

(2)

Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

(3)

If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

(4)

Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser’s request for direction due to the reasons stated above.

3.        Compensation of the Subadviser.  The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.        Reports.  The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

5.        Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.        Advertising.  Subadviser shall not provide or in any way distribute any sales or advertising materials that reference the Trust or any series thereof, the Adviser, AIG Capital Services, Inc. or any of their respective officers, directors, employees or affiliates, unless such material has been received and approved, in writing, by the Adviser, which consent shall not be unreasonably withheld.

7.         Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

8.         Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) in connection with the provision of services hereunder that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and shall be surrendered promptly to the Trust or the Adviser on request; provided that the Subadviser may retain copies of these records.

            The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

9.        Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

10.        Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

            (b)        The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

11.        Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

12.        Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

              With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. In the event of such a termination, the Adviser shall use its best efforts, and cause the Trust to use its best efforts, to engage another subadviser for the Portfolio as soon as possible. Notwithstanding the foregoing, the Subadviser may terminate the Agreement on 60 days’ written notice to the Adviser and the Trust in the event of the breach of this Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

13.        Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.        Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

15.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

16.        Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

17.        Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

18.        Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

To the extent the Adviser is permitted under applicable law, it shall keep all advice and information received from the Subadviser in the course of the Subadviser’s retention under this Agreement confidential and shall not disclose such information to third parties.

19.        Counterparts.         This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

20.        Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Massachusetts Financial Services Company
111 Huntington Avenue
Boston, MA 02199
Attention: General Counsel

Adviser:	SunAmerica Asset Management, LLC.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and
General Counsel

with a copy to:	AIG Retirement Services, Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
Attention: Mallary L. Reznik
General Counsel

[Reminder of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By: /s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President and Chief Executive Officer

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: /s/ ROBERT J. MANNING
Name: Robert J. Manning
Title: Chairman and Chief Executive Officer

Schedule A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Mid Cap Value Portfolio	[OMITTED}

SEASONS SERIES TRUST

P.O. Box 54299

Los Angeles, CA 90054-0299

International Equity Portfolio

Mid Cap Value Portfolio

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding changes to the subadvisers of the International Equity Portfolio and Mid Cap Value Portfolio is now available at the website referenced above (each a “Portfolio,” and collectively, the “Portfolios”). Each Portfolio is a series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access SunAmerica’s website to review a complete copy of the Information Statement, which contains important information about changes to the Portfolios’ subadvisers.

As discussed in the Information Statement, on October 8, 2014, the Board of Trustees of the Trust approved the replacement of Lord, Abbett & Co. LLC (“Lord Abbett”) by T. Rowe Price Associates, Inc. (“T. Rowe Price”) as a subadviser to a portion of the International Equity Portfolio. The Board of Trustees also approved the replacement of Lord Abbett by Massachusetts Financial Services Company (“MFS”) as a subadviser to a portion of the Mid Cap Value Portfolio. The transitions occurred on October 17, 2014 and October 24, 2014, respectively. In addition, PineBridge was terminated effective October 17, 2014, and SunAmerica Asset Management, LLC, the Trust’s adviser, assumed responsibility for the day-to-day management of the portion of the International Equity Portfolio previously managed by PineBridge.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows the Portfolios’ investment adviser, SunAmerica Asset Management, LLC, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about new subadvisers and their subadvisory agreements within 60 days of hire. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about December 12, 2014, to all participants in a contract who were invested in the Portfolios as of the close of business on October 31, 2014. A copy of the Information Statement will remain on SunAmerica’s website until at least December 14, 2015.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until December 14, 2015. To ensure prompt delivery, you should make your request no later than December 6, 2015. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.